EXHIBIT 23.1
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Diamond Offshore Drilling, Inc. on Form S-8 pertaining to the Diamond Offshore Drilling, Inc. 2000 Option Plan of our report dated January 25, 2000 appearing in the Annual Report on Form 10-K of Diamond Offshore Drilling, Inc. for the year ended December 31, 1999.



Deloitte & Touche LLP
Houston, Texas

August 3, 2000


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